UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
Chesapeake Utilities Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Silver Lake Boulevard, Dover, Delaware	19904

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 734-6799
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 6, 2009, the Company issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit 99.1 — Press Release of Chesapeake Utilities Corporation, dated August 6, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Chesapeake Utilities Corporation

/s/ Beth W. Cooper
Beth W. Cooper
Senior Vice President and Chief Financial Officer
Date: August 6, 2009

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Chesapeake Utilities Corporation, dated August 6, 2009.